Derivative liability	12 Months Ended
Dec. 31, 2023
Derivative liability
Derivative liability

10.Derivative liability

On November 5, 2021, the Corporation issued 8,175,000 warrants as part of a unit financing. Each warrant is exercisable into one common share at the price of USD$3.75 per share for a period of three years from closing. The original estimated fair value of $11,577,426 was assigned to the 8,175,000 warrants issued by using a fair value market technique incorporating the Black-Scholes option pricing model, with the following assumptions: a risk-free interest rate of 1.01%; an expected volatility factor of 81%; an expected dividend yield of 0%; and an expected life of 3 years. The only significant unobservable input is the volatility, which could cause an increase or decrease in fair value. The warrants have been classified as a derivative liability on the statement of financial position and are re-valued at each reporting date, as the warrants were issued in a currency other than the Corporation’s functional currency. As at December 31, 2023, the fair value of the derivative liability was $238,176 (December 31, 2022 - $419,901), resulting in a decrease in the value of the derivative liability for the year ended December 31, 2023 of $181,725 (year ended December 31, 2022 - decrease in fair value of $6,241,221, year ended December 31, 2021 - decrease in fair value of $4,916,304).

Significant assumptions used in determining the fair value of the derivative warrant liabilities are as follows:

	Year Ended		Year Ended
	December 31,		December 31,
	2023		2022
Share price	USD$	0.84	USD$	0.51
Exercise price	USD$	3.75	USD$	3.75
Risk-free interest rate		3.91%		4.06%
Expected volatility		90%		91%
Expected life in years		0.85		1.85
Expected dividend yield		Nil		Nil